UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 1, 2026 (March 30, 2026)

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 30, 2026, ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”) and ARMOUR Capital Management LP., a Delaware limited partnership and the Company's external manager ("ACM"), further amended and restated the management agreement between ARMOUR and ACM (as further amended and restated, the “Ninth Amended and Restated Management Agreement”) to extend the base term of the management agreement by 3.25 additional years from December 31, 2029, the current expiration date of the base term of the management agreement, to March 31, 2033. The termination and extension procedures and all other terms in the management agreement remain unchanged. Such Ninth Amended and Restated Management Agreement replaces in its entirety the existing Eighth Amended and Restated Management Agreement, dated and effective as of February 14, 2023. A copy of the Ninth Amended and Restated Management Agreement is attached to this current report on Form 8-K as exhibit 10.1 and is incorporated herein by reference. The foregoing description of certain material terms of the Ninth Amended and Restated Management Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 8.01.	Other Events.

    On April 1, 2026, ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”) confirmed the cash dividend of $0.24 per share, payable to holders of ARMOUR common stock for the month of April 2026, as set forth below:

Holder of Record Date	Payment Date

April 15, 2026	April 29, 2026

    Additionally, ARMOUR confirmed on April 1, 2026, that a monthly cash dividend rate of $0.14583 per share will be payable to holders of ARMOUR Series C Preferred Stock for each of the three months in the second quarter of 2026 as set forth below:

Holder of Record Date	Payment Date

April 15, 2026	April 27, 2026
May 15, 2026	May 27, 2026
June 15, 2026	June 29, 2026

A copy of ARMOUR's press release announcing the dividend is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Ninth Amended and Restated Management Agreement, dated and effective as of March 30, 2026, by and between ARMOUR Residential REIT, Inc. and ARMOUR Capital Management LP.
99.1	Press Release confirming the April 2026 common dividend and the Q2 2026 dividends on Series C Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2026

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ Gordon M. Harper
Name:	Gordon M. Harper
Title:	Chief Financial Officer